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                                                                  Exhibit 10.27

                                    ZORO, LLC
                           900 FRONT STREET, SUITE 300
                         SAN FRANCISCO, CALIFORNIA 94111
                            TELEPHONE (415) 956-1900
                            TELECOPIER (415) 392-6560

                                January 29, 1998

                                                                       6216.006

Martin I. Zankel

VIA HAND DELIVERY
-----------------

Dwayne Nesmith
Silicon Valley Internet Partners
650 Townsend Center, Suite 6119
650 Townsend Street
San Francisco, CA 94103

                  Re: TOWNSEND CENTER/SILICON VALLEY
                  INTERNET PARTNERS LEASE AMENDMENT
                  ---------------------------------

Dear Mr. Nesmith:

         This letter is in furtherance to our conversation today in which we agreed to the following:

         (1) Section 1 of the Lease Amendment dated October 14, 1997 (the "Amendment") to the Lease entered into between ZORO, LLC, a California limited liability company, and Silicon Valley Internet Partners, a California corporation, and dated June 26, 1997 (the "Lease"), is amended to provide that the date by which either Landlord or Tenant may terminate the Lease if Landlord has not commenced actual physical construction of Landlord's Work in accordance with final approval Tenant's Plans, shall be February 15, 1998.

         (2) Section 2 of the Amendment shall be amended to delete the reference to the date "July 31, 1998" and the date "August 15, 1998" shall be inserted in lieu thereof.











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Dwayne Nesmith
January 29, 1998
Page 2

         It is agreed that except as amended hereby, the Amendment and the Lease remain in full force and effect.

                                           Very truly yours,

                                           ZORO, LLC

                                           a California limited partnership

                                           By: /s/ Signature Illegible
                                                   Martin I. Zankel
                                                   Managing Member

MIZ/sc

Acknowledged and approved by:
SILICON VALLEY INTERNET
PARTNERS, a California corporation

By:
   ---------------------------------

Its:
    --------------------------------